SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): March 15, 2005


                            AMS HEALTH SCIENCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


   OKLAHOMA                         001-13343                   73-1323256
(State or Other                 (Commission File              (IRS Employer
 Jurisdiction of                    Number)                   Identification
 Incorporation or                                                 Number)
 Organization)

                   711 NE 39th Street, Oklahoma City, OK          73105
                  (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information To Be Included in the Report

Item 2.02.  Results of Operations and Financial Condition.

     On March 15, 2005, AMS Health Sciences, Inc. (the "Company") announced financial results for the year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events.

     Also announced by press release on March 15, 2005, the Company signed an investment banking agreement with The Seidler Companies Incorporated through which Seidler will actively seek new product acquisition, licensing opportunities and strategic investors, and will evaluate industry opportunities to enhance shareholder value. The press release is attached hereto as Exhibit 99.2

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.     Description
-----------     -----------

99.1    Press release dated March 15, 2005.

99.2    Second press release dated March 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      AMS HEALTH SCIENCES, INC.

                                           REGGIE COOK
                                      By:  Reggie Cook
                                           Chief Financial Officer

Date: March 17, 2005

                                 EXHIBIT INDEX

Exhibit No.     Description                         Method of Filing
-----------     -----------                         ----------------

99.1     Press release dated March 15, 2005,      Filed herewith electronically
         announcing financial results for the
         year ended December 31, 2004

99.2     Press release dated March 15, 2005,      Filed herewith electronically
         announcing execution of an investment
         banking agreement with The Seidler
         Companies, Incorporated